Property and Equipment, Net	12 Months Ended
Dec. 31, 2025
Property and Equipment, Net [Abstract]
PROPERTY AND EQUIPMENT, NET
9.	PROPERTY AND EQUIPMENT, NET

The components of property and equipment as of December 31, 2025 and 2024 are as follows:

	As of December 31,
	2025	2024

Cost:
Servers, computer and network equipment	140	140
Buildings and improvements	2,703	-
Machinery and facility equipment	7,244	-
Mining equipment	134,569	143,160
Total cost	144,656	143,300

Less: accumulated depreciation
Servers, computers and network equipment	(137)	(114)
Buildings and improvements	(92)	-
Machinery and facility equipment	(2,468)	-
Mining equipment	(79,954)	(67,279)
Total accumulated depreciation	(82,651)	(67,393)

Less: accumulated impairment loss	(41,333)	(19,926)

Property and equipment, net	20,672	55,981

The additions to buildings and improvements, and to machinery and facility equipment, resulted from the Uni-Titan acquisition (Note 1).

The reduction in balance of mining equipment cost for the year ended December 31, 2025 was attributable to the partial disposal of legacy machines, which gave rise to a loss on disposal of mining equipment of $3.40 million in 2025.

Depreciation expense was $27.96 million, $24.73 million and $24.50 million for the years ended December 31, 2025, 2024 and 2023, respectively.

During the year, the Company identified indicators of impairment for its mining equipment, as the carrying amount exceeded the projected undiscounted cash flows of the assets under the unfavorable market performance. The fair value was determined using an income approach, based on the present value of expected future cashflows. Significant inputs to the fair value calculation included assumptions related to future Bitcoin prices, forecasted global network hashrate, and estimated future power prices. Accordingly, the Company recognized impairment charges of $25.40 million, $8.08 million and Nil for the year ended December 31, 2025, 2024 and 2023, respectively.